UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Global Market
Preferred Stock Purchase Rights	—	Nasdaq Global Market

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 2 to the Open Market Sale AgreementSM

ADMA Biologics, Inc. (the “Company”) is a party to the Open Market Sale AgreementSM, dated August 5, 2020, with Jefferies LLC (“Jefferies”), which was previously amended by Amendment No. 1 to the Open Market Sale AgreementSM, dated November 5, 2020, by and between the Company and Jefferies (as so amended, the “Prior Sale Agreement”). Pursuant to the Prior Sale Agreement, the Company could offer to sell, from time to time through Jefferies, shares of the Company’s common stock (the “Shares”) having an aggregate offering price of up to $70.0 million.

On February 3, 2021, the Company and Jefferies entered into Amendment No. 2 to the Open Market Sale AgreementSM (“Amendment No. 2” and together with the Prior Sale Agreement, the “Amended Sale Agreement”) to provide for an increase in the aggregate offering amount under the Prior Sale Agreement, such that as of February 3, 2021, the Company may offer and sell Shares having an additional aggregate offering price of up to approximately $35.4 million under the Amended Sale Agreement, by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended.

Subject to the terms of the Amended Sale Agreement, Jefferies will use commercially reasonable efforts to sell the Shares from time to time (the Offering”), based upon the Company’s instructions (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurances that it will issue any additional Shares pursuant to the Amended Sale Agreement. The Company will pay Jefferies a commission of up to 3.0% of the gross proceeds from the sale of the Shares, if any. The Company has also agreed to provide Jefferies with customary indemnification rights. The offering of the Shares will terminate upon the earliest of (a) the sale of the maximum number or amount of the Shares permitted to be sold under the Amended Sale Agreement and (b) the termination of the Amended Sale Agreement by the parties thereto.

The foregoing description of the Amended Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed herewith as Exhibit 1.1 and incorporated by reference herein.

Item 8.01	Other Events

Certain Preliminary Financial Results as of December 31, 2020

Based upon this Amended Sale Agreement, the Company's current projected revenue and expenditures, including capital expenditures and continued implementation of the Company's commercialization, expansion activities and the proceeds from the Offering, as well as certain other assumptions, the Company currently believes that the Company's cash, cash equivalents, projected revenue and accounts receivable will be sufficient to fund the Company's operations, as currently conducted, now into the fourth quarter of 2021. The Company’s preliminary, unaudited revenues for the fourth quarter 2020 and for the full year 2020, were $13.9 million and $42.2 million of revenues, respectively. Additionally, as of December 31, 2020, the Company’s preliminary, unaudited cash and cash equivalents totaled $55.9 million. In order to have sufficient cash to fund the Company’s operations thereafter, the Company anticipates it will need to raise additional capital before the end of the fourth quarter of 2021. The Company has prepared these estimates on the basis of currently available information; however these estimates are preliminary and are subject to completion of financial closing procedures that could result in changes to these amounts and do not present all information necessary for an understanding of the Company’s results of operations for the fourth quarter or full year 2020. These preliminary estimates have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, CohnReznick LLP, has not audited or reviewed, and does not express an opinion with respect to, these estimates. Complete annual results will be included in our Annual Report on Form 10-K for the year ended December 31, 2020. Additionally, these estimates may change based upon several factors, including the success of the Company’s commercial sales of its products, manufacturing ramp-up activities, the acceptability of its immune globulin products by physicians, patients or payers and the various financing options that may be available to the Company. In addition, the Company’s end-to-end production cycle from procurement of raw materials to commercial release of finished product can take between seven and 12 months or potentially longer, requiring substantial investments in raw material plasma and other manufacturing materials. For further information, see the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including its most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about the Company. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain such words as “estimate,” “project,” “intend,” “forecast,” “target,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “should,” “could,” “would,” “may,” or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, but are not limited to, statements about the Company’s future results of operations; the Company’s expectations regarding the sufficiency of its cash, cash equivalents, projected revenues and accounts receivable to fund its operations; timing of revenue and profitability and execution of corporate objectives and achievement of goals. Actual events or results may differ materially from those described in this document due to a number of important factors. Current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause the Company’s actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including its most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Amendment No. 2 to Sale Agreement, dated as of February 3, 2021
5.1	Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2021	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer